UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 13, 2023

Denali Capital Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41351	98-1659463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, 27th Floor
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 978-5180

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Units, each consisting of one Class A ordinary share and one redeemable warrant	DECAU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DECA	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DECAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 11, 2023, Denali Capital Acquisition Corp. (“Denali”) issued a convertible promissory note (the “Convertible Promissory Note”) in the total principal amount of $825,000 to FutureTech Capital LLC, a Delaware Limited Liability Company (“FutureTech’). The Convertible Promissory Note bears an interest equivalent to the lowest short-term Applicable Federal Rate, and matures upon the earlier of (i) the closing of Denali’s initial business combination and (ii) the date of the liquidation of Denali. At the option of FutureTech, upon consummation of a business combination, the Convertible Promissory Note may be converted in whole or in part into additional Class A ordinary shares of Denali, at a conversion price of $10 per ordinary share (the “Conversion Shares”). The terms of the Conversion Shares will be identical to those of the private placement shares that were issued in connection with Denali’s initial public offering. In the event that Denali does not consummate a business combination, the Convertible Promissory Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The foregoing description of the Convertible Promissory Note is only a summary and is qualified in its entirety by the Convertible Promissory Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Convertible Promissory Note and related transactions set forth in Item 1.01 to this Current Report on Form 8-K, and Exhibit 10.1 filed herewith, are incorporated into this Item 2.03 by reference.

Item 8.01 Other Events

On July 13, 2023, Denali issued a press release announcing that an aggregate of $825,000 has been deposited into the Company's trust account in order to extend the period of time it has to consummate a business combination by an additional three months, from the current deadline of July 11, 2023 to October 11, 2023 (the “Extension”), a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Convertible Promissory Note

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

No Offer or Solicitation

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements included in this Current Report are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, expectations related to the terms, satisfaction of conditions precedent and timing of the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Denali’s and Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Company. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to Company; risks and costs relating to the regulatory approvals and compliance applicable to Company’s products; Company’s ability to obtain sufficient working capital; Company’s level of indebtedness; Company’s ability to successfully and timely acquire, develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to Company’s operations and business, including information technology and cybersecurity risks; risks related to the loss of requisite licenses; risks relating to potential disruption of current plans, operations and infrastructure of Company as a result of the announcement and consummation of the Business Combination; risks that Company is unable to secure or protect its intellectual property; risks that the combined company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could slow the development of Company’s products or cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the amount of redemption requests made by Denali’s shareholders; the impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Denali’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC) on March 17, 2023 and in those documents that Denali or Holdco has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Denali nor Company presently know or that Denali and Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Denali’s and Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Denali and Company anticipate that subsequent events and developments will cause Denali’s and Company’s assessments to change. However, while Denali and Company may elect to update these forward-looking statements at some point in the future, Denali and Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Denali’s and Company’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders

The Business Combination will be submitted to shareholders of Denali for their consideration and approval at a special meeting of shareholders. Denali and Company have assisted in the preparation of the registration statement on Form S-4 (the “Registration Statement”) filed with the SEC by Holdco on March 29, 2023, which includes a preliminary proxy statement to be distributed to Denali’s shareholders in connection with Denali’s solicitation for proxies for the vote by Denali’s shareholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the preliminary prospectus relating to the offer of the securities to be issued to Denali’s shareholders and certain of Company’s equity holders in connection with the completion of the Business Combination. After the Registration Statement has been declared effective, Denali will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. Denali’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Denali’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about Denali, Company and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by Denali and Holdco, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

Denali and Company and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Denali’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding Denali’s directors and executive officers in Denali’s filings with the SEC, including Denali’s Annual Report on Form 10-K filed with the SEC on March 17, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Denali’s shareholders in connection with the Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of Denali’s shareholders generally, will be set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

This Current Report is not a substitute for the Registration Statement or for any other document that Denali or Holdco may file with the SEC in connection with the potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Denali and Holdco through the website maintained by the SEC at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2023

DENALI CAPITAL ACQUISITION CORP.

By:	/s/ Lei Huang
Name:	Lei Huang
Title:	Chief Executive Officer

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